Exhibit 99.2

Capital One Financial Corporation
Financial Supplement(1)(2)
Second Quarter 2017

__________

(1)
The information contained in this Financial Supplement is preliminary and based on data available at the time of the earnings presentation. Investors should refer to our Quarterly Report on Form 10-Q for the period ended June 30, 2017 once it is filed with the Securities and Exchange Commission.

(2)
This Financial Supplement includes non-GAAP measures. We believe these non-GAAP measures are useful to investors and users of our financial information as they provide an alternate measurement of our performance and assist in assessing our capital adequacy and the level of return generated. These non-GAAP measures should not be viewed as a substitute for reported results determined in accordance with generally accepted accounting principles in the U.S. (“GAAP”), nor are they necessarily comparable to non-GAAP measures that may be presented by other companies.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 1: Financial Summary—Consolidated

						2017 Q2 vs.		Six Months Ended June 30,
(Dollars in millions, except per share data and as noted)	2017	2017	2016	2016	2016	2017	2016			2017 vs.
	Q2	Q1	Q4	Q3	Q2	Q1	Q2	2017	2016	2016
Income Statement
Net interest income	$5,473	$5,474	$5,447	$5,277	$5,093	—	7%	$10,947	$10,149	8%
Non-interest income	1,231	1,061	1,119	1,184	1,161	16%	6	2,292	2,325	(1)
Total net revenue(1)	6,704	6,535	6,566	6,461	6,254	3	7	13,239	12,474	6
Provision for credit losses	1,800	1,992	1,752	1,588	1,592	(10)	13	3,792	3,119	22
Non-interest expense:
Marketing	435	396	575	393	415	10	5	831	843	(1)
Amortization of intangibles	61	62	101	89	95	(2)	(36)	123	196	(37)
Operating expenses	2,918	2,976	3,003	2,879	2,785	(2)	5	5,894	5,479	8
Total non-interest expense	3,414	3,434	3,679	3,361	3,295	(1)	4	6,848	6,518	5
Income from continuing operations before income taxes	1,490	1,109	1,135	1,512	1,367	34	9	2,599	2,837	(8)
Income tax provision	443	314	342	496	424	41	4	757	876	(14)
Income from continuing operations, net of tax	1,047	795	793	1,016	943	32	11	1,842	1,961	(6)
Income (loss) from discontinued operations, net of tax(2)	(11)	15	(2)	(11)	(1)	**	**	4	(6)	**
Net income	1,036	810	791	1,005	942	28	10	1,846	1,955	(6)
Dividends and undistributed earnings allocated to participating securities(3)	(8)	(5)	(6)	(6)	(6)	60	33	(13)	(12)	8
Preferred stock dividends	(80)	(53)	(75)	(37)	(65)	51	23	(133)	(102)	30
Net income available to common stockholders	$948	$752	$710	$962	$871	26	9	$1,700	$1,841	(8)
Common Share Statistics
Basic earnings per common share:(3)
Net income from continuing operations	$1.98	$1.53	$1.47	$1.94	$1.70	29%	16%	$3.51	$3.57	(2)%
Income (loss) from discontinued operations	(0.02)	0.03	—	(0.02)	—	**	**	0.01	(0.01)	**
Net income per basic common share	$1.96	$1.56	$1.47	$1.92	$1.70	26	15	$3.52	$3.56	(1)
Diluted earnings per common share:(3)
Net income from continuing operations	$1.96	$1.51	$1.45	$1.92	$1.69	30	16	$3.48	$3.53	(1)
Income (loss) from discontinued operations	(0.02)	0.03	—	(0.02)	—	**	**	0.01	(0.01)	**
Net income per diluted common share	$1.94	$1.54	$1.45	$1.90	$1.69	26	15	$3.49	$3.52	(1)
Weighted-average common shares outstanding (in millions):
Basic	484.0	482.3	483.5	501.1	511.7	—	(5)	483.1	517.6	(7)
Diluted	488.1	487.9	489.2	505.9	516.5	—	(5)	487.7	522.3	(7)
Common shares outstanding (period-end, in millions)	483.7	482.8	480.2	489.2	505.9	—	(4)	483.7	505.9	(4)
Dividends paid per common share	$0.40	$0.40	$0.40	$0.40	$0.40	—	—	$0.80	$0.80	—
Tangible book value per common share (period-end)(4)	60.94	58.66	57.76	59.00	57.84	4	5	60.94	57.84	5

						2017 Q2 vs.		Six Months Ended June 30,
(Dollars in millions)	2017	2017	2016	2016	2016	2017	2016			2017 vs.
	Q2	Q1	Q4	Q3	Q2	Q1	Q2	2017	2016	2016
Balance Sheet (Period-End)
Loans held for investment(5)	$244,302	$240,588	$245,586	$238,019	$234,603	2%	4%	$244,302	$234,603	4%
Interest-earning assets	319,286	316,712	321,807	313,431	307,163	1	4	319,286	307,163	4
Total assets	350,593	348,549	357,033	345,061	339,117	1	3	350,593	339,117	3
Interest-bearing deposits	213,810	214,818	211,266	200,416	195,635	—	9	213,810	195,635	9
Total deposits	239,763	241,182	236,768	225,981	221,059	(1)	8	239,763	221,059	8
Borrowings	49,954	48,439	60,460	59,820	59,181	3	(16)	49,954	59,181	(16)
Common equity	44,777	43,680	43,154	44,336	44,813	3	—	44,777	44,813	—
Total stockholders’ equity	49,137	48,040	47,514	48,213	48,108	2	2	49,137	48,108	2
Balance Sheet (Average Balances)
Loans held for investment(5)	$242,241	$241,505	$240,027	$235,843	$230,379	—	5%	$241,875	$228,557	6%
Interest-earning assets	318,078	318,358	317,853	310,987	302,764	—	5	318,215	301,106	6
Total assets	349,891	351,641	350,225	343,153	334,479	—	5	350,761	333,197	5
Interest-bearing deposits	214,412	212,973	206,464	196,913	195,641	1%	10	213,696	194,883	10
Total deposits	240,550	238,550	232,204	222,251	221,146	1	9	239,555	220,163	9
Borrowings	48,838	53,357	58,624	60,708	54,359	(8)	(10)	51,085	54,060	(6)
Common equity	44,645	43,833	43,921	45,314	45,640	2	(2)	44,241	45,711	(3)
Total stockholders’ equity	49,005	48,193	47,972	49,033	48,934	2	—	48,602	49,007	(1)

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 2: Selected Metrics—Consolidated

						2017 Q2 vs.				Six Months Ended June 30,
(Dollars in millions, except as noted)	2017	2017	2016	2016	2016	2017		2016				2017 vs.
	Q2	Q1	Q4	Q3	Q2	Q1		Q2		2017	2016	2016
Performance Metrics
Net interest income growth (period over period)	—	—	3%	4%	1%	**		**		8%	11%	**
Non-interest income growth (period over period)	16%	(5)%	(5)	2	—	**		**		(1)	5	**
Total net revenue growth (period over period)	3	—	2	3	1	**		**		6	10	**
Total net revenue margin(6)	8.43	8.21	8.26	8.31	8.26	22	bps	17	bps	8.32	8.29	3	bps
Net interest margin(7)	6.88	6.88	6.85	6.79	6.73	—		15		6.88	6.74	14
Return on average assets	1.20	0.90	0.91	1.18	1.13	30		7		1.05	1.18	(13)
Return on average tangible assets(8)	1.25	0.95	0.95	1.24	1.18	30		7		1.10	1.24	(14)
Return on average common equity(9)	8.59	6.73	6.48	8.59	7.64	186		95		7.67	8.08	(41)
Return on average tangible common equity(10)	13.09	10.37	10.00	13.06	11.61	272		148		11.75	12.28	(53)
Non-interest expense as a percentage of average loans held for investment	5.64	5.69	6.13	5.70	5.72	(5)		(8)		5.66	5.70	(4)
Efficiency ratio(11)	50.92	52.55	56.03	52.02	52.69	(163)		(177)		51.73	52.25	(52)
Effective income tax rate for continuing operations	29.7	28.3	30.1	32.8	31.0	140		(130)		29.1	30.9	(180)
Employees (in thousands), period-end	49.9	48.4	47.3	46.5	46.1	3%		8%		49.9	46.1	8%
Credit Quality Metrics
Allowance for loan and lease losses	$7,170	$6,984	$6,503	$6,258	$5,881	3%		22%		$7,170	$5,881	22%
Allowance as a percentage of loans held for investment	2.93%	2.90%	2.65%	2.63%	2.51%	3	bps	42	bps	2.93%	2.51%	42	bps
Net charge-offs	$1,618	$1,510	$1,489	$1,240	$1,155	7%		40%		$3,128	$2,333	34%
Net charge-off rate(12)	2.67%	2.50%	2.48%	2.10%	2.01%	17	bps	66	bps	2.59%	2.04%	55	bps
30+ day performing delinquency rate	2.69	2.61	2.93	2.71	2.47	8		22		2.69	2.47	22
30+ day delinquency rate	2.99	2.92	3.27	3.04	2.79	7		20		2.99	2.79	20
Capital Ratios(13)
Common equity Tier 1 capital	10.7%	10.4%	10.1%	10.6%	10.9%	30	bps	(20	)bps	10.7%	10.9%	(20	)bps
Tier 1 capital	12.2	12.0	11.6	12.0	12.2	20		—		12.2	12.2	—
Total capital	14.9	14.7	14.3	14.7	14.4	20		50		14.9	14.4	50
Tier 1 leverage	10.3	9.9	9.9	10.1	10.2	40		10		10.3	10.2	10
Tangible common equity (“TCE”)(14)	8.8	8.5	8.1	8.8	9.0	30		(20)		8.8	9.0	(20)

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 3: Consolidated Statements of Income

						2017 Q2 vs.		Six Months Ended June 30,
	2017	2017	2016	2016	2016	2017	2016			2017 vs.
(Dollars in millions, except per share data and as noted)	Q2	Q1	Q4	Q3	Q2	Q1	Q2	2017	2016	2016
Interest income:
Loans, including loans held for sale	$5,669	$5,626	$5,587	$5,383	$5,148	1%	10%	$11,295	$10,233	10%
Investment securities	433	416	393	386	405	4	7	849	820	4
Other	26	28	29	25	18	(7)	44	54	35	54
Total interest income	6,128	6,070	6,009	5,794	5,571	1	10	12,198	11,088	10
Interest expense:
Deposits	382	353	332	306	292	8	31	735	575	28
Securitized debt obligations	82	69	65	56	47	19	74	151	95	59
Senior and subordinated notes	179	149	138	121	111	20	61	328	217	51
Other borrowings	12	25	27	34	28	(52)	(57)	37	52	(29)
Total interest expense	655	596	562	517	478	10	37	1,251	939	33
Net interest income	5,473	5,474	5,447	5,277	5,093	—	7	10,947	10,149	8
Provision for credit losses	1,800	1,992	1,752	1,588	1,592	(10)	13	3,792	3,119	22
Net interest income after provision for credit losses	3,673	3,482	3,695	3,689	3,501	5	5	7,155	7,030	2
Non-interest income:(15)(16)
Service charges and other customer-related fees	418	371	412	417	393	13	6	789	816	(3)
Interchange fees, net	676	570	624	603	621	19	9	1,246	1,225	2
Net securities gains (losses)	(4)	—	(4)	1	—	**	**	(4)	(8)	(50)
Other	141	120	87	163	147	18	(4)	261	292	(11)
Total non-interest income	1,231	1,061	1,119	1,184	1,161	16	6	2,292	2,325	(1)
Non-interest expense:(15)(16)
Salaries and associate benefits	1,383	1,471	1,336	1,317	1,279	(6)	8	2,854	2,549	12
Occupancy and equipment	474	471	522	499	465	1	2	945	923	2
Marketing	435	396	575	393	415	10	5	831	843	(1)
Professional services	279	247	312	257	264	13	6	526	505	4
Communications and data processing	289	288	297	291	302	—	(4)	577	582	(1)
Amortization of intangibles	61	62	101	89	95	(2)	(36)	123	196	(37)
Other	493	499	536	515	475	(1)	4	992	920	8
Total non-interest expense	3,414	3,434	3,679	3,361	3,295	(1)	4	6,848	6,518	5
Income from continuing operations before income taxes	1,490	1,109	1,135	1,512	1,367	34	9	2,599	2,837	(8)
Income tax provision	443	314	342	496	424	41	4	757	876	(14)
Income from continuing operations, net of tax	1,047	795	793	1,016	943	32	11	1,842	1,961	(6)
Income (loss) from discontinued operations, net of tax(2)	(11)	15	(2)	(11)	(1)	**	**	4	(6)	**
Net income	1,036	810	791	1,005	942	28	10	1,846	1,955	(6)
Dividends and undistributed earnings allocated to participating securities(3)	(8)	(5)	(6)	(6)	(6)	60	33	(13)	(12)	8
Preferred stock dividends	(80)	(53)	(75)	(37)	(65)	51	23	(133)	(102)	30
Net income available to common stockholders	$948	$752	$710	$962	$871	26	9	$1,700	$1,841	(8)

						2017 Q2 vs.		Six Months Ended June 30,
	2017	2017	2016	2016	2016	2017	2016			2017 vs.
(Dollars in millions, except per share data and as noted)	Q2	Q1	Q4	Q3	Q2	Q1	Q2	2017	2016	2016
Basic earnings per common share:(3)
Net income from continuing operations	$1.98	$1.53	$1.47	$1.94	$1.70	29%	16%	$3.51	$3.57	(2)%
Income (loss) from discontinued operations	(0.02)	0.03	—	(0.02)	—	**	**	0.01	(0.01)	**
Net income per basic common share	$1.96	$1.56	$1.47	$1.92	$1.70	26	15	$3.52	$3.56	(1)
Diluted earnings per common share:(3)
Net income from continuing operations	$1.96	$1.51	$1.45	$1.92	$1.69	30	16	$3.48	$3.53	(1)
Income (loss) from discontinued operations	(0.02)	0.03	—	(0.02)	—	**	**	0.01	(0.01)	**
Net income per diluted common share	$1.94	$1.54	$1.45	$1.90	$1.69	26	15	$3.49	$3.52	(1)
Weighted-average common shares outstanding (in millions):
Basic common shares	484.0	482.3	483.5	501.1	511.7	—	(5)	483.1	517.6	(7)
Diluted common shares	488.1	487.9	489.2	505.9	516.5	—	(5)	487.7	522.3	(7)
Dividends paid per common share	$0.40	$0.40	$0.40	$0.40	$0.40	—	—	$0.80	$0.80	—

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 4: Consolidated Balance Sheets

						2017 Q2 vs.
	2017	2017	2016	2016	2016	2017	2016
(Dollars in millions)	Q2	Q1	Q4	Q3	Q2	Q1	Q2
Assets:
Cash and cash equivalents:
Cash and due from banks	$3,352	$3,489	$4,185	$3,350	$3,253	(4)%	3%
Interest-bearing deposits and other short-term investments	3,363	5,826	5,791	5,744	3,896	(42)	(14)
Total cash and cash equivalents	6,715	9,315	9,976	9,094	7,149	(28)	(6)
Restricted cash for securitization investors	300	486	2,517	287	265	(38)	13
Securities available for sale, at fair value	41,120	41,260	40,737	41,511	39,960	—	3
Securities held to maturity, at carrying value	27,720	26,170	25,712	25,019	25,120	6	10
Loans held for investment:(5)
Unsecuritized loans held for investment	214,864	211,038	213,824	206,763	202,778	2	6
Loans held in consolidated trusts	29,438	29,550	31,762	31,256	31,825	—	(8)
Total loans held for investment	244,302	240,588	245,586	238,019	234,603	2	4
Allowance for loan and lease losses	(7,170)	(6,984)	(6,503)	(6,258)	(5,881)	3	22
Net loans held for investment	237,132	233,604	239,083	231,761	228,722	2	4
Loans held for sale, at lower of cost or fair value	777	735	1,043	994	1,220	6	(36)
Premises and equipment, net	3,825	3,727	3,675	3,561	3,556	3	8
Interest receivable	1,346	1,368	1,351	1,251	1,236	(2)	9
Goodwill	14,524	14,521	14,519	14,493	14,495	—	—
Other assets	17,134	17,363	18,420	17,090	17,394	(1)	(1)
Total assets	$350,593	$348,549	$357,033	$345,061	$339,117	1	3

						2017 Q2 vs.
	2017	2017	2016	2016	2016	2017	2016
(Dollars in millions)	Q2	Q1	Q4	Q3	Q2	Q1	Q2
Liabilities:
Interest payable	$376	$260	$327	$237	$301	45%	25%
Deposits:
Non-interest-bearing deposits	25,953	26,364	25,502	25,565	25,424	(2)	2
Interest-bearing deposits	213,810	214,818	211,266	200,416	195,635	—	9
Total deposits	239,763	241,182	236,768	225,981	221,059	(1)	8
Securitized debt obligations	18,358	18,528	18,826	18,411	16,130	(1)	14
Other debt:
Federal funds purchased and securities loaned or sold under agreements to repurchase	958	1,046	992	1,079	999	(8)	(4)
Senior and subordinated notes	28,478	26,405	23,431	24,001	21,872	8	30
Other borrowings	2,160	2,460	17,211	16,329	20,180	(12)	(89)
Total other debt	31,596	29,911	41,634	41,409	43,051	6	(27)
Other liabilities	11,363	10,628	11,964	10,810	10,468	7	9
Total liabilities	301,456	300,509	309,519	296,848	291,009	—	4

Stockholders’ equity:
Preferred stock	0	0	0	0	0	—	—
Common stock	7	7	7	7	7	—	—
Additional paid-in capital, net	31,413	31,326	31,157	30,439	29,786	—	5
Retained earnings	31,086	30,326	29,766	29,245	28,479	3	9
Accumulated other comprehensive income (loss)	(683)	(934)	(949)	121	241	(27)	**
Treasury stock, at cost	(12,686)	(12,685)	(12,467)	(11,599)	(10,405)	—	22
Total stockholders’ equity	49,137	48,040	47,514	48,213	48,108	2	2
Total liabilities and stockholders’ equity	$350,593	$348,549	$357,033	$345,061	$339,117	1	3

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 5: Notes to Financial Summary, Selected Metrics and Consolidated Financial Statements (Tables 1—4)

(1)
Total net revenue was reduced by $313 million in Q2 2017, $321 million in both Q1 2017 and Q4 2016, $289 million in Q3 2016 and $244 million in Q2 2016 for the estimated uncollectible amount of billed finance charges and fees and related losses.

(2)	The provision (benefit) for mortgage representation and warranty losses included the following activity:

	2017	2017	2016	2016	2016
(Dollars in millions)	Q2	Q1	Q4	Q3	Q2
Provision (benefit) for mortgage representation and warranty losses before income taxes:
Recorded in continuing operations	$—	$(25)	$—	$—	$(1)
Recorded in discontinued operations	6	(67)	(2)	18	2
Total provision (benefit) for mortgage representation and warranty losses before income taxes	$6	$(92)	$(2)	$18	$1
The mortgage representation and warranty reserve was $521 million as of June 30, 2017, $516 million as of March 31, 2017, $630 million as of December 31, 2016, $632 million as of September 30, 2016 and $614 million as of June 30, 2016.

(3)
Dividends and undistributed earnings allocated to participating securities and earnings per share are computed independently for each period. Accordingly, the sum of each quarterly amount may not agree to the year-to-date total. We also provide adjusted diluted earnings per share, which is a non-GAAP measure. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on our non-GAAP measures.

(4)
Tangible book value per common share is a non-GAAP measure calculated based on tangible common equity divided by common shares outstanding. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.

(5)
Included in loans held for investment are purchased credit-impaired loans (“PCI loans”) recorded at fair value at acquisition and subsequently accounted for based on estimated cash flows expected to be collected over the life of the loans (under the accounting standard formerly known as “SOP 03-3,” or Accounting Standards Codification 310-30). These include certain of our consumer and commercial loans that were acquired through business combinations. The table below presents amounts related to PCI loans:

	2017	2017	2016	2016	2016
(Dollars in millions)	Q2	Q1	Q4	Q3	Q2
PCI loans:
Period-end unpaid principal balance	$13,599	$14,838	$15,896	$17,011	$18,256
Period-end loans held for investment	12,895	14,102	15,071	16,149	17,358
Average loans held for investment	13,305	14,433	15,443	16,529	17,783

(6)	Total net revenue margin is calculated based on annualized total net revenue for the period divided by average interest-earning assets for the period.

(7)	Net interest margin is calculated based on annualized net interest income for the period divided by average interest-earning assets for the period.

(8)
Return on average tangible assets is a non-GAAP measure calculated based on annualized income from continuing operations, net of tax, for the period divided by average tangible assets for the period. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.

(9)
Return on average common equity is calculated based on annualized (i) income from continuing operations, net of tax; (ii) less dividends and undistributed earnings allocated to participating securities; (iii) less preferred stock dividends, for the period, divided by average common equity for the period. Our calculation of return on average common equity may not be comparable to similarly-titled measures reported by other companies.

(10)
Return on average tangible common equity (“ROTCE”) is a non-GAAP measure calculated based on annualized (i) income from continuing operations, net of tax; (ii) less dividends and undistributed earnings allocated to participating securities; (iii) less preferred stock dividends, for the period, divided by average tangible common equity for the period. Our calculation of ROTCE may not be comparable to similarly-titled measures reported by other companies. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.

(11)
Efficiency ratio is calculated based on total non-interest expense for the period divided by total net revenue for the period. We also provide an adjusted efficiency ratio, which is a non-GAAP measure. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on our non-GAAP measures.

(12)	Net charge-off rate is calculated based on annualized net charge-offs for the period divided by average loans held for investment for the period.

(13)
Capital ratios as of the end of Q2 2017 are preliminary and therefore subject to change. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for information on the calculation of each of these ratios.

(14)
TCE ratio is a non-GAAP measure calculated based on TCE divided by tangible assets. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.

(15)
We made certain Non-interest income and Non-interest expense reclassifications in Q4 2016. The changes were primarily related to a reclassification of certain consumer and commercial banking income from Other to Service charges and other customer-related fees within Non-interest income, and a reclassification of certain system processing costs from Professional services to Communications and data processing within Non-interest expense. We also consolidated the Non-interest income presentation of Other-than-temporary impairment (“OTTI”) with net realized gains or losses from investment securities into a new Net securities gains (losses) line. These reclassifications were made to better reflect the nature of income earned and expenses incurred. All prior period amounts presented have been reclassified to conform to the current period presentation.

(16)
The primary net effects of the reclassifications discussed in footnote 15 above for Q2 2016 and the six months ended June 30, 2016, compared to previously reported results were (i) an increase to Service charges and other customer-related fees of $22 million and $41 million, respectively; (ii) a decrease to Other non-interest income of $29 million and $56 million, respectively; and (iii) increases to Communications and data processing expense of $40 million and $77 million, respectively, with corresponding decreases to Professional services.

**	Not meaningful.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 6: Average Balances, Net Interest Income and Net Interest Margin

	2017 Q2			2017 Q1			2016 Q2
	Average Balance	Interest Income/Expense(1)	Yield/Rate(1)	Average Balance	Interest Income/Expense(1)	Yield/Rate(1)	Average Balance	Interest Income/Expense(1)	Yield/Rate(1)
(Dollars in millions, except as noted)
Interest-earning assets:
Loans, including loans held for sale	$242,967	$5,669	9.33%	$242,249	$5,626	9.29%	$231,496	$5,148	8.90%
Investment securities	68,857	433	2.52	68,418	416	2.43	65,754	405	2.46
Cash equivalents and other	6,254	26	1.66	7,691	28	1.46	5,514	18	1.31
Total interest-earning assets	$318,078	$6,128	7.71	$318,358	$6,070	7.63	$302,764	$5,571	7.36
Interest-bearing liabilities:
Interest-bearing deposits	$214,412	$382	0.71	$212,973	$353	0.66	$195,641	$292	0.60
Securitized debt obligations	18,400	82	1.78	17,176	69	1.61	15,226	47	1.23
Senior and subordinated notes	27,821	179	2.57	24,804	149	2.40	21,717	111	2.04
Other borrowings and liabilities	3,656	12	1.31	12,356	25	0.81	18,255	28	0.61
Total interest-bearing liabilities	$264,289	$655	0.99	$267,309	$596	0.89	$250,839	$478	0.76
Net interest income/spread		$5,473	6.72		$5,474	6.74		$5,093	6.60
Impact of non-interest-bearing funding			0.16			0.14			0.13
Net interest margin			6.88%			6.88%			6.73%

	Six Months Ended June 30,
	2017			2016
	Average Balance	Interest Income/Expense(1)	Yield/Rate(1)	Average Balance	Interest Income/Expense(1)	Yield/Rate(1)
(Dollars in millions, except as noted)
Interest-earning assets:
Loans, including loans held for sale	$242,610	$11,295	9.31%	$229,534	$10,233	8.92%
Investment securities	68,637	849	2.47	65,455	820	2.51
Cash equivalents and other	6,968	54	1.55	6,117	35	1.14
Total interest-earning assets	$318,215	$12,198	7.67	$301,106	$11,088	7.36
Interest-bearing liabilities:
Interest-bearing deposits	$213,696	$735	0.69	$194,883	$575	0.59
Securitized debt obligations	17,791	151	1.70	15,293	95	1.24
Senior and subordinated notes	26,321	328	2.49	21,855	217	1.99
Other borrowings and liabilities	7,981	37	0.93	17,716	52	0.59
Total interest-bearing liabilities	$265,789	$1,251	0.94	$249,747	$939	0.75
Net interest income/spread		$10,947	6.73		$10,149	6.61
Impact of non-interest-bearing funding			0.15			0.13
Net interest margin			6.88%			6.74%
__________

(1)	Interest income and interest expense and the calculation of average yields on interest-earning assets and average rates on interest-bearing liabilities include the impact of hedge accounting.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 7: Loan Information and Performance Statistics

						2017 Q2 vs.		Six Months Ended June 30,
(Dollars in millions, except as noted)	2017 Q2	2017 Q1	2016 Q4	2016 Q3	2016 Q2	2017 Q1	2016 Q2	2017	2016	2017 vs. 2016
Loans Held For Investment (Period-End)
Credit card:
Domestic credit card	$92,866	$91,092	$97,120	$90,955	$88,581	2%	5%	$92,866	$88,581	5%
International card businesses	8,724	8,121	8,432	8,246	8,323	7	5	8,724	8,323	5
Total credit card	101,590	99,213	105,552	99,201	96,904	2	5	101,590	96,904	5
Consumer banking:
Auto	51,765	49,771	47,916	46,311	44,502	4	16	51,765	44,502	16
Home loan	19,724	20,738	21,584	22,448	23,358	(5)	(16)	19,724	23,358	(16)
Retail banking	3,484	3,473	3,554	3,526	3,555	—	(2)	3,484	3,555	(2)
Total consumer banking	74,973	73,982	73,054	72,285	71,415	1	5	74,973	71,415	5
Commercial banking:
Commercial and multifamily real estate	27,428	27,218	26,609	26,507	26,341	1	4	27,428	26,341	4
Commercial and industrial	39,801	39,638	39,824	39,432	39,313	—	1	39,801	39,313	1
Total commercial lending	67,229	66,856	66,433	65,939	65,654	1	2	67,229	65,654	2
Small-ticket commercial real estate	443	464	483	518	548	(5)	(19)	443	548	(19)
Total commercial banking	67,672	67,320	66,916	66,457	66,202	1	2	67,672	66,202	2
Other loans	67	73	64	76	82	(8)	(18)	67	82	(18)
Total loans held for investment	$244,302	$240,588	$245,586	$238,019	$234,603	2	4	$244,302	$234,603	4
Loans Held For Investment (Average)
Credit card:
Domestic credit card	$91,769	$93,034	$92,623	$89,763	$85,981	(1)%	7%	$92,398	$85,564	8%
International card businesses	8,274	8,135	8,168	8,253	8,401	2	(2)	8,205	8,120	1
Total credit card	100,043	101,169	100,791	98,016	94,382	(1)	6	100,603	93,684	7
Consumer banking:
Auto	50,803	48,673	47,126	45,355	43,605	4	17	49,743	42,784	16
Home loan	20,203	21,149	21,984	22,852	23,835	(4)	(15)	20,674	24,308	(15)
Retail banking	3,463	3,509	3,549	3,520	3,548	(1)	(2)	3,486	3,550	(2)
Total consumer banking	74,469	73,331	72,659	71,727	70,988	2	5	73,903	70,642	5
Commercial banking:
Commercial and multifamily real estate	27,401	26,587	26,445	26,154	25,661	3	7	26,997	25,338	7
Commercial and industrial	39,815	39,877	39,573	39,346	38,713	—	3	39,845	38,237	4
Total commercial lending	67,216	66,464	66,018	65,500	64,374	1	4	66,842	63,575	5
Small-ticket commercial real estate	453	474	497	534	564	(4)	(20)	463	581	(20)
Total commercial banking	67,669	66,938	66,515	66,034	64,938	1	4	67,305	64,156	5
Other loans	60	67	62	66	71	(10)	(15)	64	75	(15)
Total average loans held for investment	$242,241	$241,505	$240,027	$235,843	$230,379	—	5	$241,875	$228,557	6

						2017 Q2 vs.				Six Months Ended June 30,
	2017 Q2	2017 Q1	2016 Q4	2016 Q3	2016 Q2	2017 Q1		2016 Q2		2017	2016	2017 vs. 2016
Net Charge-Off (Recovery) Rates
Credit card:
Domestic credit card	5.11%	5.14%	4.66%	3.74%	4.07%	(3	)bps	104	bps	5.12%	4.12%	100	bps
International card businesses	4.08	3.69	3.35	3.18	3.54	39		54		3.88	3.39	49
Total credit card	5.02	5.02	4.56	3.70	4.02	—		100		5.02	4.05	97
Consumer banking:
Auto(1)	1.70	1.64	2.07	1.85	1.20	6		50		1.67	1.39	28
Home loan	0.04	0.03	0.08	0.03	0.09	1		(5)		0.03	0.07	(4)
Retail banking	1.71	1.92	1.73	1.75	1.26	(21)		45		1.81	1.31	50
Total consumer banking(1)	1.25	1.19	1.45	1.26	0.83	6		42		1.22	0.93	29
Commercial banking:
Commercial and multifamily real estate	0.03	—	(0.02)	0.01	(0.02)	**		**		0.02	(0.02)	**
Commercial and industrial	1.34	0.22	0.80	1.09	0.62	112		72		0.78	0.56	22
Total commercial lending	0.81	0.13	0.47	0.66	0.37	68		44		0.47	0.33	14
Small-ticket commercial real estate	(0.22)	1.05	(0.02)	0.74	0.33	**		**		0.43	0.23	20
Total commercial banking	0.80	0.14	0.47	0.66	0.37	66		43		0.47	0.33	14
Total net charge-offs	2.67	2.50	2.48	2.10	2.01	17		66		2.59	2.04	55
30+ Day Performing Delinquency Rates
Credit card:
Domestic credit card	3.63%	3.71%	3.95%	3.68%	3.14%	(8	)bps	49	bps	3.63%	3.14%	49	bps
International card businesses	3.28	3.39	3.36	3.33	3.24	(11)		4		3.28	3.24	4
Total credit card	3.60	3.68	3.91	3.65	3.15	(8)		45		3.60	3.15	45
Consumer banking:
Auto	5.40	5.03	6.12	5.67	5.59	37		(19)		5.40	5.59	(19)
Home loan	0.14	0.15	0.20	0.19	0.14	(1)		—		0.14	0.14	—
Retail banking	0.54	0.59	0.70	0.59	0.62	(5)		(8)		0.54	0.62	(8)
Total consumer banking	3.79	3.45	4.10	3.72	3.56	34		23		3.79	3.56	23
Nonperforming Loans and Nonperforming Assets Rates(2)(3)
Credit card:
International card businesses	0.37%	0.47%	0.50%	0.53%	0.53%	(10	)bps	(16	)bps	0.37%	0.53%	(16	)bps
Total credit card	0.03	0.04	0.04	0.04	0.05	(1)		(2)		0.03	0.05	(2)
Consumer banking:
Auto	0.53	0.36	0.47	0.43	0.38	17		15		0.53	0.38	15
Home loan	1.31	1.27	1.26	1.23	1.24	4		7		1.31	1.24	7
Retail banking	0.96	0.82	0.86	1.05	0.89	14		7		0.96	0.89	7
Total consumer banking	0.75	0.64	0.72	0.71	0.69	11		6		0.75	0.69	6
Commercial banking:
Commercial and multifamily real estate	0.13	0.13	0.11	0.08	0.10	—		3		0.13	0.10	3
Commercial and industrial	1.62	2.02	2.48	2.44	2.58	(40)		(96)		1.62	2.58	(96)
Total commercial lending	1.01	1.25	1.53	1.49	1.59	(24)		(58)		1.01	1.59	(58)
Small-ticket commercial real estate	1.89	1.65	0.85	2.13	1.59	24		30		1.89	1.59	30
Total commercial banking	1.01	1.25	1.53	1.50	1.59	(24)		(58)		1.01	1.59	(58)
Total nonperforming loans	0.53	0.57	0.65	0.66	0.68	(4)		(15)		0.53	0.68	(15)
Total nonperforming assets	0.60	0.66	0.76	0.77	0.80	(6)		(20)		0.60	0.80	(20)

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 8: Allowance for Loan and Lease Losses and Reserve for Unfunded Lending Commitments Activity

	Three Months Ended June 30, 2017
	Credit Card			Consumer Banking
(Dollars in millions)	Domestic Card	International Card Businesses	Total Credit Card	Auto	Home Loan	Retail Banking	Total Consumer Banking	Commercial Banking	Other(4)	Total
Allowance for loan and lease losses:
Balance as of March 31, 2017	$4,670	$388	$5,058	$1,028	$60	$75	$1,163	$761	$2	$6,984
Charge-offs	(1,454)	(118)	(1,572)	(369)	(3)	(18)	(390)	(140)	—	(2,102)
Recoveries	282	34	316	154	1	3	158	4	6	484
Net charge-offs	(1,172)	(84)	(1,256)	(215)	(2)	(15)	(232)	(136)	6	(1,618)
Provision (benefit) for loan and lease losses	1,327	70	1,397	253	1	14	268	141	(5)	1,801
Allowance build (release) for loan and lease losses	155	(14)	141	38	(1)	(1)	36	5	1	183
Other changes(5)	—	11	11	—	—	—	—	(8)	—	3
Balance as of June 30, 2017	4,825	385	5,210	1,066	59	74	1,199	758	3	7,170
Reserve for unfunded lending commitments:
Balance as of March 31, 2017	—	—	—	—	—	7	7	133	—	140
Benefit for losses on unfunded lending commitments	—	—	—	—	—	—	—	(1)	—	(1)
Balance as of June 30, 2017	—	—	—	—	—	7	7	132	—	139
Combined allowance and reserve as of June 30, 2017	$4,825	$385	$5,210	$1,066	$59	$81	$1,206	$890	$3	$7,309

	Six Months Ended June 30, 2017
	Credit Card			Consumer Banking
(Dollars in millions)	Domestic Card	International Card Businesses	Total Credit Card	Auto	Home Loan	Retail Banking	Total Consumer Banking	Commercial Banking	Other(4)	Total
Allowance for loan and lease losses:
Balance as of December 31, 2016	$4,229	$377	$4,606	$957	$65	$80	$1,102	$793	$2	$6,503
Charge-offs	(2,938)	(235)	(3,173)	(708)	(7)	(39)	(754)	(166)	—	(4,093)
Recoveries	570	76	646	294	3	7	304	7	8	965
Net charge-offs	(2,368)	(159)	(2,527)	(414)	(4)	(32)	(450)	(159)	8	(3,128)
Provision (benefit) for loan and lease losses	2,964	150	3,114	523	(2)	26	547	135	(7)	3,789
Allowance build (release) for loan and lease losses	596	(9)	587	109	(6)	(6)	97	(24)	1	661
Other changes(5)	—	17	17	—	—	—	—	(11)	—	6
Balance as of June 30, 2017	4,825	385	5,210	1,066	59	74	1,199	758	3	7,170
Reserve for unfunded lending commitments:
Balance as of December 31, 2016	—	—	—	—	—	7	7	129	—	136
Provision for losses on unfunded lending commitments	—	—	—	—	—	—	—	3	—	3
Balance as of June 30, 2017	—	—	—	—	—	7	7	132	—	139
Combined allowance and reserve as of June 30, 2017	$4,825	$385	$5,210	$1,066	$59	$81	$1,206	$890	$3	$7,309

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 9: Financial Summary—Business Segment Results

	Three Months Ended June 30, 2017					Six Months Ended June 30, 2017
(Dollars in millions)	Credit Card	Consumer Banking	Commercial Banking	Other	Total	Credit Card	Consumer Banking	Commercial Banking	Other	Total
Net interest income	$3,294	$1,578	$569	$32	$5,473	$6,640	$3,095	$1,135	$77	$10,947
Non-interest income	875	183	183	(10)	1,231	1,613	378	341	(40)	2,292
Total net revenue(6)	4,169	1,761	752	22	6,704	8,253	3,473	1,476	37	13,239
Provision (benefit) for credit losses	1,397	268	140	(5)	1,800	3,114	547	138	(7)	3,792
Non-interest expense	1,918	1,059	381	56	3,414	3,847	2,101	772	128	6,848
Income (loss) from continuing operations before income taxes	854	434	231	(29)	1,490	1,292	825	566	(84)	2,599
Income tax provision (benefit)	301	158	85	(101)	443	468	301	207	(219)	757
Income from continuing operations, net of tax	$553	$276	$146	$72	$1,047	$824	$524	$359	$135	$1,842

	Three Months Ended March 31, 2017
(Dollars in millions)	Credit Card	Consumer Banking	Commercial Banking	Other	Total
Net interest income	$3,346	$1,517	$566	$45	$5,474
Non-interest income	738	195	158	(30)	1,061
Total net revenue(6)	4,084	1,712	724	15	6,535
Provision (benefit) for credit losses	1,717	279	(2)	(2)	1,992
Non-interest expense	1,929	1,042	391	72	3,434
Income (loss) from continuing operations before income taxes	438	391	335	(55)	1,109
Income tax provision (benefit)	167	143	122	(118)	314
Income from continuing operations, net of tax	$271	$248	$213	$63	$795

	Three Months Ended June 30, 2016					Six Months Ended June 30, 2016
(Dollars in millions)	Credit Card	Consumer Banking	Commercial Banking	Other	Total	Credit Card	Consumer Banking	Commercial Banking	Other	Total
Net interest income	$3,045	$1,439	$559	$50	$5,093	$6,078	$2,859	$1,096	$116	$10,149
Non-interest income	859	175	129	(2)	1,161	1,706	366	247	6	2,325
Total net revenue(6)	3,904	1,614	688	48	6,254	7,784	3,225	1,343	122	12,474
Provision (benefit) for credit losses	1,261	204	128	(1)	1,592	2,332	434	356	(3)	3,119
Non-interest expense	1,883	1,006	343	63	3,295	3,746	1,996	665	111	6,518
Income (loss) from continuing operations before income taxes	760	404	217	(14)	1,367	1,706	795	322	14	2,837
Income tax provision (benefit)	276	147	79	(78)	424	613	289	117	(143)	876
Income from continuing operations, net of tax	$484	$257	$138	$64	$943	$1,093	$506	$205	$157	$1,961

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 10: Financial & Statistical Summary—Credit Card Business

						2017 Q2 vs.				Six Months Ended June 30,
	2017	2017	2016	2016	2016	2017		2016				2017 vs.
(Dollars in millions, except as noted)	Q2	Q1	Q4	Q3	Q2	Q1		Q2		2017	2016	2016
Credit Card
Earnings:
Net interest income	$3,294	$3,346	$3,353	$3,204	$3,045	(2)%		8%		$6,640	$6,078	9%
Non-interest income	875	738	849	825	859	19		2		1,613	1,706	(5)
Total net revenue	4,169	4,084	4,202	4,029	3,904	2		7		8,253	7,784	6
Provision for credit losses	1,397	1,717	1,322	1,272	1,261	(19)		11		3,114	2,332	34
Non-interest expense	1,918	1,929	2,073	1,884	1,883	(1)		2		3,847	3,746	3
Income from continuing operations before income taxes	854	438	807	873	760	95		12		1,292	1,706	(24)
Income tax provision	301	167	295	318	276	80		9		468	613	(24)
Income from continuing operations, net of tax	$553	$271	$512	$555	$484	104		14		$824	$1,093	(25)
Selected performance metrics:
Period-end loans held for investment	$101,590	$99,213	$105,552	$99,201	$96,904	2		5		$101,590	$96,904	5
Average loans held for investment	100,043	101,169	100,791	98,016	94,382	(1)		6		100,603	93,684	7
Average yield on loans held for investment(7)	15.14%	14.99%	14.93%	14.68%	14.49%	15	bps	65	bps	15.06%	14.55%	51	bps
Total net revenue margin(8)	16.67	16.14	16.68	16.44	16.55	53		12		16.41	16.62	(21)
Net charge-off rate	5.02	5.02	4.56	3.70	4.02	—		100		5.02	4.05	97
30+ day performing delinquency rate	3.60	3.68	3.91	3.65	3.15	(8)		45		3.60	3.15	45
30+ day delinquency rate	3.62	3.71	3.94	3.69	3.18	(9)		44		3.62	3.18	44
Nonperforming loan rate(2)	0.03	0.04	0.04	0.04	0.05	(1)		(2)		0.03	0.05	(2)
PCCR intangible amortization	$44	$44	$58	$62	$67	—		(34)%		$88	$137	(36)%
Purchase volume(9)	83,079	73,197	82,824	78,106	78,019	14%		6		156,276	146,208	7

						2017 Q2 vs.				Six Months Ended June 30,
	2017	2017	2016	2016	2016	2017		2016				2017 vs.
(Dollars in millions, except as noted)	Q2	Q1	Q4	Q3	Q2	Q1		Q2		2017	2016	2016
Domestic Card
Earnings:
Net interest income	$3,011	$3,093	$3,090	$2,956	$2,769	(3)%		9%		$6,104	$5,525	10%
Non-interest income	802	699	791	759	792	15		1		1,501	1,566	(4)
Total net revenue	3,813	3,792	3,881	3,715	3,561	1		7		7,605	7,091	7
Provision for credit losses	1,327	1,637	1,229	1,190	1,164	(19)		14		2,964	2,136	39
Non-interest expense	1,727	1,717	1,859	1,696	1,669	1		3		3,444	3,340	3
Income from continuing operations before income taxes	759	438	793	829	728	73		4		1,197	1,615	(26)
Income tax provision	277	160	288	302	265	73		5		437	588	(26)
Income from continuing operations, net of tax	$482	$278	$505	$527	$463	73		4		$760	$1,027	(26)
Selected performance metrics:
Period-end loans held for investment	$92,866	$91,092	$97,120	$90,955	$88,581	2		5		$92,866	$88,581	5
Average loans held for investment	91,769	93,034	92,623	89,763	85,981	(1)		7		92,398	85,564	8
Average yield on loans held for investment(7)	15.07%	15.01%	14.91%	14.71%	14.40%	6	bps	67	bps	15.04%	14.41%	63	bps
Total net revenue margin(8)	16.62	16.30	16.76	16.55	16.57	32		5		16.46	16.58	(12)
Net charge-off rate	5.11	5.14	4.66	3.74	4.07	(3)		104		5.12	4.12	100
30+ day delinquency rate	3.63	3.71	3.95	3.68	3.14	(8)		49		3.63	3.14	49
Purchase volume(9)	$75,781	$66,950	$75,639	$71,331	$71,050	13%		7%		$142,731	$133,667	7%
Refreshed FICO scores:(10)
Greater than 660	64%	63%	64%	64%	65%	1		(1)		64%	65%	(1)
660 or below	36	37	36	36	35	(1)		1		36	35	1
Total	100%	100%	100%	100%	100%					100%	100%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 11: Financial & Statistical Summary—Consumer Banking Business

						2017 Q2 vs.				Six Months Ended June 30,
	2017	2017	2016	2016	2016	2017		2016				2017 vs.
(Dollars in millions, except as noted)	Q2	Q1	Q4	Q3	Q2	Q1		Q2		2017	2016	2016
Consumer Banking
Earnings:
Net interest income	$1,578	$1,517	$1,498	$1,472	$1,439	4%		10%		$3,095	$2,859	8%
Non-interest income	183	195	166	201	175	(6)		5		378	366	3
Total net revenue	1,761	1,712	1,664	1,673	1,614	3		9		3,473	3,225	8
Provision for credit losses	268	279	365	256	204	(4)		31		547	434	26
Non-interest expense	1,059	1,042	1,109	1,034	1,006	2		5		2,101	1,996	5
Income from continuing operations before income taxes	434	391	190	383	404	11		7		825	795	4
Income tax provision	158	143	70	139	147	10		7		301	289	4
Income from continuing operations, net of tax	$276	$248	$120	$244	$257	11		7		$524	$506	4
Selected performance metrics:
Period-end loans held for investment	$74,973	$73,982	$73,054	$72,285	$71,415	1		5		$74,973	$71,415	5
Average loans held for investment	74,469	73,331	72,659	71,727	70,988	2		5		73,903	70,642	5
Average yield on loans held for investment(7)	6.56%	6.48%	6.50%	6.41%	6.28%	8	bps	28	bps	6.52%	6.23%	29	bps
Auto loan originations	$7,453	$7,025	$6,542	$6,804	$6,529	6%		14%		$14,478	$12,373	17%
Period-end deposits	186,607	188,216	181,917	178,793	176,340	(1)		6		186,607	176,340	6
Average deposits	186,989	183,936	180,019	177,402	176,808	2		6		185,471	175,531	6
Average deposits interest rate	0.59%	0.57%	0.57%	0.56%	0.55%	2	bps	4	bps	0.58%	0.54%	4	bps
Net charge-off rate(1)	1.25	1.19	1.45	1.26	0.83	6		42		1.22	0.93	29
30+ day performing delinquency rate	3.79	3.45	4.10	3.72	3.56	34		23		3.79	3.56	23
30+ day delinquency rate	4.33	3.93	4.67	4.26	4.07	40		26		4.33	4.07	26
Nonperforming loan rate(2)	0.75	0.64	0.72	0.71	0.69	11		6		0.75	0.69	6
Nonperforming asset rate(3)	0.96	0.92	1.09	0.98	0.96	4		—		0.96	0.96	—
Auto—At origination FICO scores:(11)
Greater than 660	51%	51%	52%	51%	51%	—		—		51%	51%	—
621 - 660	18	18	17	17	17	—		1%		18	17	1%
620 or below	31	31	31	32	32	—		(1)		31	32	(1)
Total	100%	100%	100%	100%	100%					100%	100%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 12: Financial & Statistical Summary—Commercial Banking Business

						2017 Q2 vs.				Six Months Ended June 30,
	2017	2017	2016	2016	2016	2017		2016				2017 vs.
(Dollars in millions, except as noted)	Q2	Q1	Q4	Q3	Q2	Q1		Q2		2017	2016	2016
Commercial Banking
Earnings:
Net interest income	$569	$566	$565	$555	$559	1%		2%		$1,135	$1,096	4%
Non-interest income	183	158	175	156	129	16		42		341	247	38
Total net revenue(6)	752	724	740	711	688	4		9		1,476	1,343	10
Provision (benefit) for credit losses	140	(2)	66	61	128	**		9		138	356	(61)
Non-interest expense	381	391	393	349	343	(3)		11		772	665	16
Income from continuing operations before income taxes	231	335	281	301	217	(31)		6		566	322	76
Income tax provision	85	122	102	110	79	(30)		8		207	117	77
Income from continuing operations, net of tax	$146	$213	$179	$191	$138	(31)		6		$359	$205	75
Selected performance metrics:
Period-end loans held for investment	$67,672	$67,320	$66,916	$66,457	$66,202	1		2		$67,672	$66,202	2
Average loans held for investment	67,669	66,938	66,515	66,034	64,938	1		4		67,305	64,156	5
Average yield on loans held for investment(6)(7)	3.81%	3.65%	3.55%	3.50%	3.45%	16	bps	36	bps	3.73%	3.42%	31	bps
Period-end deposits	$33,153	$33,735	$33,866	$33,611	$34,281	(2)%		(3)%		$33,153	$34,281	(3)%
Average deposits	34,263	34,219	34,029	33,498	33,764	—		1		34,241	33,920	1
Average deposits interest rate	0.36%	0.31%	0.30%	0.30%	0.27%	5	bps	9	bps	0.34%	0.27%	7	bps
Net charge-off rate	0.80	0.14	0.47	0.66	0.37	66		43		0.47	0.33	14
Nonperforming loan rate(2)	1.01	1.25	1.53	1.50	1.59	(24)		(58)		1.01	1.59	(58)
Nonperforming asset rate(3)	1.04	1.27	1.54	1.51	1.60	(23)		(56)		1.04	1.60	(56)
Risk category:(12)
Noncriticized	$63,802	$63,390	$62,828	$62,336	$61,926	1%		3%		$63,802	$61,926	3%
Criticized performing	2,660	2,492	2,453	2,473	2,456	7		8		2,660	2,456	8
Criticized nonperforming	686	844	1,022	994	1,050	(19)		(35)		686	1,050	(35)
PCI loans	524	594	613	654	770	(12)		(32)		524	770	(32)
Total commercial loans	$67,672	$67,320	$66,916	$66,457	$66,202	1		2		$67,672	$66,202	2
Risk category as a percentage of period-end loans held for investment:(12)
Noncriticized	94.3%	94.2%	93.9%	93.8%	93.5%	10	bps	80	bps	94.3%	93.5%	80	bps
Criticized performing	3.9	3.7	3.7	3.7	3.7	20		20		3.9	3.7	20
Criticized nonperforming	1.0	1.2	1.5	1.5	1.6	(20)		(60)		1.0	1.6	(60)
PCI loans	0.8	0.9	0.9	1.0	1.2	(10)		(40)		0.8	1.2	(40)
Total commercial loans	100.0%	100.0%	100.0%	100.0%	100.0%					100.0%	100.0%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 13: Financial & Statistical Summary—Other and Total

						2017 Q2 vs.		Six Months Ended June 30,
	2017	2017	2016	2016	2016	2017	2016			2017 vs.
(Dollars in millions)	Q2	Q1	Q4	Q3	Q2	Q1	Q2	2017	2016	2016
Other
Earnings:
Net interest income	$32	$45	$31	$46	$50	(29)%	(36)%	$77	$116	(34)%
Non-interest income	(10)	(30)	(71)	2	(2)	(67)	**	(40)	6	**
Total net revenue (loss)(6)	22	15	(40)	48	48	47	(54)	37	122	(70)
Benefit for credit losses	(5)	(2)	(1)	(1)	(1)	150	**	(7)	(3)	133
Non-interest expense	56	72	104	94	63	(22)	(11)	128	111	15
Income (loss) from continuing operations before income taxes	(29)	(55)	(143)	(45)	(14)	(47)	107	(84)	14	**
Income tax benefit	(101)	(118)	(125)	(71)	(78)	(14)	29	(219)	(143)	53
Income (loss) from continuing operations, net of tax	$72	$63	$(18)	$26	$64	14	13	$135	$157	(14)
Selected performance metrics:
Period-end loans held for investment	$67	$73	$64	$76	$82	(8)	(18)	$67	$82	(18)
Average loans held for investment	60	67	62	66	71	(10)	(15)	64	75	(15)
Period-end deposits	20,003	19,231	20,985	13,577	10,438	4	92	20,003	10,438	92
Average deposits	19,298	20,395	18,156	11,351	10,574	(5)	83	19,843	10,712	85
Total
Earnings:
Net interest income	$5,473	$5,474	$5,447	$5,277	$5,093	—	7%	$10,947	$10,149	8%
Non-interest income	1,231	1,061	1,119	1,184	1,161	16%	6	2,292	2,325	(1)
Total net revenue	6,704	6,535	6,566	6,461	6,254	3	7	13,239	12,474	6
Provision for credit losses	1,800	1,992	1,752	1,588	1,592	(10)	13	3,792	3,119	22
Non-interest expense	3,414	3,434	3,679	3,361	3,295	(1)	4	6,848	6,518	5
Income from continuing operations before income taxes	1,490	1,109	1,135	1,512	1,367	34	9	2,599	2,837	(8)
Income tax provision	443	314	342	496	424	41	4	757	876	(14)
Income from continuing operations, net of tax	$1,047	$795	$793	$1,016	$943	32	11	$1,842	$1,961	(6)
Selected performance metrics:
Period-end loans held for investment	$244,302	$240,588	$245,586	$238,019	$234,603	2	4	$244,302	$234,603	4
Average loans held for investment	242,241	241,505	240,027	235,843	230,379	—	5	241,875	228,557	6
Period-end deposits	239,763	241,182	236,768	225,981	221,059	(1)	8	239,763	221,059	8
Average deposits	240,550	238,550	232,204	222,251	221,146	1	9	239,555	220,163	9

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 14: Notes to Loan, Allowance and Business Segment Disclosures (Tables 7—13)

(1)
In Q2 2017, we implemented changes in our charge-off practices for certain consumer banking loans. The Q2 2017 Auto net charge-offs amount includes approximately $48 million associated with implementing these changes, with an impact to the net charge-off rate of 38 basis points and 19 basis points for the three and six months ended June 30, 2017, respectively. Excluding this impact, the Auto net charge-off rate in those periods would have been 1.32% and 1.48%, respectively. The impact to the Consumer Banking net charge-off rate was 26 basis points and 13 basis points for the three and six months ended June 30, 2017, respectively. Excluding this impact, the Consumer Banking net charge-off rate in those periods would have been 0.99% and 1.09%, respectively.

(2)	Nonperforming loan rates are calculated based on nonperforming loans for each category divided by period-end total loans held for investment for each respective category.

(3)
Nonperforming assets consist of nonperforming loans, real estate owned (“REO”) and other foreclosed assets. The total nonperforming asset rate is calculated based on total nonperforming assets divided by the combined period-end total loans held for investment, REO and other foreclosed assets. Prior to Q4 2016, the nonperforming asset rate for our Consumer Banking business excluded the impact of REOs related to our acquired home loan portfolio which, if included, would increase the nonperforming asset rate by approximately 10 basis points in each of the prior periods presented.

(4)	Primarily consists of the legacy loan portfolio of our discontinued GreenPoint mortgage operations.

(5)	Represents foreign currency translation adjustments and the net impact of loan transfers and sales.

(6)
Some of our tax-related commercial investments generate tax-exempt income or tax credits. Accordingly, we make certain reclassifications within our Commercial Banking business results to present revenues and yields on a taxable-equivalent basis, calculated assuming an effective tax rate approximately equal to our federal statutory tax rate of 35% with offsetting reclassifications to the Other category.

(7)
Average yield on loans held for investment is calculated based on annualized interest income for the period divided by average loans held for investment during the period for the respective loan category. Annualized interest income is computed based on the effective yield of the respective loan category and does not include any allocations, such as funds transfer pricing.

(8)	Total net revenue margin is calculated based on annualized total net revenue for the period divided by average loans held for investment during the period for the respective loan category.

(9)	Includes purchase transactions, net of returns, for the period for loans both classified as held for investment and held for sale. Excludes cash advance and balance transfer transactions.

(10)
Percentages represent period-end loans held for investment in each credit score category. Domestic card credit scores generally represent FICO scores. These scores are obtained from one of the major credit bureaus at origination and are refreshed monthly thereafter. We approximate non-FICO credit scores to comparable FICO scores for consistency purposes. Balances for which no credit score is available or the credit score is invalid are included in the 660 or below category.

(11)
Percentages represent period-end loans held for investment in each credit score category. Auto credit scores generally represent average FICO scores obtained from three credit bureaus at the time of application and are not refreshed thereafter. Balances for which no credit score is available or the credit score is invalid are included in the 620 or below category.

(12)	Criticized exposures correspond to the “Special Mention,” “Substandard” and “Doubtful” asset categories defined by bank regulatory authorities.

**	Not meaningful.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures(1)

	Basel III Standardized Approach
(Dollars in millions, except as noted)	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
Regulatory Capital Metrics
Common equity excluding AOCI	$45,459	$44,614	$44,103	$44,214	$44,572
Adjustments:
AOCI(2)(3)	(593)	(807)	(674)	199	332
Goodwill, net of related deferred tax liabilities	(14,299)	(14,302)	(14,307)	(14,288)	(14,296)
Intangible assets, net of related deferred tax liabilities(3)	(418)	(465)	(384)	(435)	(483)
Other	77	121	65	(498)	(639)
Common equity Tier 1 capital	$30,226	$29,161	$28,803	$29,192	$29,486
Tier 1 capital	$34,585	$33,519	$33,162	$33,069	$32,780
Total capital(4)	42,101	40,979	40,817	40,564	38,767
Risk-weighted assets	283,231	279,302	285,756	275,198	269,667
Adjusted average assets(5)	335,248	336,990	335,835	328,627	319,968
Capital Ratios
Common equity Tier 1 capital(6)	10.7%	10.4%	10.1%	10.6%	10.9%
Tier 1 capital(7)	12.2	12.0	11.6	12.0	12.2
Total capital(8)	14.9	14.7	14.3	14.7	14.4
Tier 1 leverage(5)	10.3	9.9	9.9	10.1	10.2
Tangible common equity (“TCE”)(9)	8.8	8.5	8.1	8.8	9.0

Reconciliation of Non-GAAP Measures
We report certain non-GAAP measures that management uses in assessing its capital adequacy and the level of return generated. The following non-GAAP measures consist of selected adjusted results, tangible common equity (“TCE”), tangible assets and metrics computed using these amounts, which include tangible book value per common share, return on average tangible assets, return on average TCE and TCE ratio. We consider these metrics key financial performance measures. While our non-GAAP measures are widely used by investors, analysts and bank regulatory agencies to assess the capital position of financial services companies, they may not be comparable to similarly-titled measures reported by other companies. The following tables present reconciliations of these non-GAAP measures to the applicable amounts measured in accordance with GAAP.

	2017				2017				Six Months Ended
	Q2				Q1				June 30, 2017
(Dollars in millions, except per share data and as noted)	Reported Results	Adj.(10)		Adjusted Results	Reported Results	Adj.(10)		Adjusted Results	Reported Results	Adj.(10)		Adjusted Results
Selected income statement data:
Net interest income	$5,473	—		$5,473	$5,474	$33		$5,507	$10,947	$33		$10,980
Non-interest income	1,231	—		1,231	1,061	37		1,098	2,292	37		2,329
Total net revenue	6,704	—		6,704	6,535	70		6,605	13,239	70		13,309
Provision for credit losses	1,800	—		1,800	1,992	—		1,992	3,792	—		3,792
Non-interest expense	3,414	$(12)		3,402	3,434	(29)		3,405	6,848	(41)		6,807
Income from continuing operations before income taxes	1,490	12		1,502	1,109	99		1,208	2,599	111		2,710
Income tax provision (benefit)	443	4		447	314	(1)		313	757	3		760
Income from continuing operations, net of tax	1,047	8		1,055	795	100		895	1,842	108		1,950
Income (loss) from discontinued operations, net of tax	(11)	—		(11)	15	—		15	4	—		4
Net income	1,036	8		1,044	810	100		910	1,846	108		1,954
Net income available to common stockholders	948	8		956	752	100		852	1,700	108		1,808
Selected performance metrics:
Diluted EPS(12)	$1.94	$0.02		$1.96	$1.54	$0.21		$1.75	$3.49	$0.22		$3.71
Efficiency ratio	50.92%	(17	)bps	50.75%	52.55%	(100	)bps	51.55%	51.73%	(58	)bps	51.15%

	2016				2016				2016				Year Ended
	Q4				Q3				Q2				December 31, 2016
(Dollars in millions, except per share data and as noted)	Reported Results	Adj.(11)		Adjusted Results	Reported Results	Adj.(11)		Adjusted Results	Reported Results	Adj.(11)		Adjusted Results	Reported Results	Adj.(11)		Adjusted Results
Selected income statement data:
Net interest income	$5,447	$13		$5,460	$5,277	$34		$5,311	$5,093	$7		$5,100	$20,873	$54		$20,927
Non-interest income	1,119	14		1,133	1,184	13		1,197	1,161	8		1,169	4,628	35		4,663
Total net revenue	6,566	27		6,593	6,461	47		6,508	6,254	15		6,269	25,501	89		25,590
Provision for credit losses	1,752	—		1,752	1,588	—		1,588	1,592	—		1,592	6,459	—		6,459
Non-interest expense	3,679	(45)		3,634	3,361	(16)		3,345	3,295	(15)		3,280	13,558	(76)		13,482
Income from continuing operations before income taxes	1,135	72		1,207	1,512	63		1,575	1,367	30		1,397	5,484	165		5,649
Income tax provision (benefit)	342	10		352	496	—		496	424	(7)		417	1,714	3		1,717
Income from continuing operations, net of tax	793	62		855	1,016	63		1,079	943	37		980	3,770	162		3,932
Income (loss) from discontinued operations, net of tax	(2)	—		(2)	(11)	—		(11)	(1)	—		(1)	(19)	—		(19)
Net income	791	62		853	1,005	63		1,068	942	37		979	3,751	162		3,913
Net income available to common stockholders	710	62		772	962	63		1,025	871	37		908	3,513	162		3,675
Selected performance metrics:
Diluted EPS(12)	$1.45	$0.13		$1.58	$1.90	$0.13		$2.03	$1.69	$0.07		$1.76	$6.89	$0.32		$7.21
Efficiency ratio	56.03%	(91	)bps	55.12%	52.02%	(62	)bps	51.40%	52.69%	(37	)bps	52.32%	53.17%	(49	)bps	52.68%

	2017	2017	2016	2016	2016
(Dollars in millions)	Q2	Q1	Q4	Q3	Q2
Tangible Common Equity (Period-End)
Stockholders’ equity	$49,137	$48,040	$47,514	$48,213	$48,108
Goodwill and intangible assets(13)	(15,301)	(15,360)	(15,420)	(15,475)	(15,553)
Noncumulative perpetual preferred stock	(4,360)	(4,360)	(4,360)	(3,877)	(3,294)
Tangible common equity	$29,476	$28,320	$27,734	$28,861	$29,261
Tangible Common Equity (Average)
Stockholders’ equity	$49,005	$48,193	$47,972	$49,033	$48,934
Goodwill and intangible assets(13)	(15,336)	(15,395)	(15,455)	(15,507)	(15,585)
Noncumulative perpetual preferred stock	(4,360)	(4,360)	(4,051)	(3,719)	(3,294)
Tangible common equity	$29,309	$28,438	$28,466	$29,807	$30,055
Tangible Assets (Period-End)
Total assets	$350,593	$348,549	$357,033	$345,061	$339,117
Goodwill and intangible assets(13)	(15,301)	(15,360)	(15,420)	(15,475)	(15,553)
Tangible assets	$335,292	$333,189	$341,613	$329,586	$323,564
Tangible Assets (Average)
Total assets	$349,891	$351,641	$350,225	$343,153	$334,479
Goodwill and intangible assets(13)	(15,336)	(15,395)	(15,455)	(15,507)	(15,585)
Tangible assets	$334,555	$336,246	$334,770	$327,646	$318,894
__________

(1)	Regulatory capital metrics and capital ratios as of June 30, 2017 are preliminary and therefore subject to change.

(2)	Amounts presented are net of tax.

(3)	Amounts based on transition provisions for regulatory capital deductions and adjustments of 60% for 2016 and 80% for 2017.

(4)	Total capital equals the sum of Tier 1 capital and Tier 2 capital.

(5)
Adjusted average assets for the purpose of calculating our Tier 1 leverage ratio represents total average assets adjusted for amounts that deducted from Tier 1 capital, predominately goodwill and intangible assets. Tier 1 leverage ratio is a regulatory capital measure calculated based on Tier 1 capital divided by adjusted average assets.

(6)	Common equity Tier 1 capital ratio is a regulatory capital measure calculated based on common equity Tier 1 capital divided by risk-weighted assets.

(7)	Tier 1 capital ratio is a regulatory capital measure calculated based on Tier 1 capital divided by risk-weighted assets.

(8)	Total capital ratio is a regulatory capital measure calculated based on total capital divided by risk-weighted assets.

(9)	TCE ratio is a non-GAAP measure calculated based on TCE divided by tangible assets.

(10)
In Q2 2017, we incurred $12 million of costs related to our anticipated close of the Cabela’s acquisition, which is subject to regulatory approval. In Q1 2017, we recorded a build in the U.K. Payment Protection Insurance customer refund reserve (“U.K. PPI Reserve”) of $99 million.

(11)
In Q4 2016, we recorded charges totaling $72 million consisting of a build in the U.K. PPI Reserve of $44 million and an impairment associated with certain acquired intangible and software assets of $28 million. In Q3 2016, we recorded a build in the U.K. PPI Reserve of $63 million. In Q2 2016, we recorded charges totaling $30 million associated with a build of $54 million in the U.K. PPI Reserve, partially offset by a gain of $24 million related to the exchange of our ownership interest in Visa Europe with Visa Inc. as a result of Visa Inc.’s acquisition of Visa Europe. There were no adjustments to our reported results in Q1 2016.

(12)	Earnings per share is computed independently for each period. Accordingly, the sum of each quarter amount may not agree to the year-to-date total.

(13)	Includes impact of related deferred taxes.